UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020
_________________________
INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 30, 2020, Inspire Medical Systems, Inc. (the “Company”) held its annual meeting of stockholders. A total of 20,820,159 shares of the Company’s common stock were present in person or represented by proxy at the meeting, representing approximately 86.17% of the Company’s common stock outstanding as of the March 6, 2020 record date. Following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on March 16, 2020 (the “Definitive Proxy Statement”), as revised by Amendment No. 1 to the Definitive Proxy Statement filed with the SEC on March 17, 2020.
Item 1 — Election of Directors
The following Class II directors were elected for a term of office expiring on the date of the Company’s annual meeting of stockholders to be held in 2023 and until their respective successors have been duly elected and qualified. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Gary L. Ellis	16,859,281	276,371	3,684,507
Mudit K. Jain, Ph.D.	10,999,708	6,135,944	3,684,507
Dana G. Mead, Jr.	10,976,838	6,158,814	3,684,507

Item 2 — Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2020
The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 by voting as follows:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
20,783,564	18,102	18,493	—

Item 3 — Advisory Vote on Approval of the Compensation of the Company's Named Executive Officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
16,977,992	139,440	18,220	3,684,507

Item 4 — Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company's Named Executive Officers
The Company’s stockholders voted as follows on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	Votes ABSTAINED	Broker Non-Votes
17,041,419	10,227	69,742	14,264	3,684,507

Based on these results, and consistent with the Board of Directors’ recommendation, the Board of Directors has determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers every year, until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	May 4, 2020	By:	/s/ Timothy P. Herbert
Timothy P. Herbert
President and Chief Executive Officer

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